                                                                    EXHIBIT 10.8

THIS WARRANT AND THE SHARES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT AND LAWS OR, SUBJECT TO SECTION 5.3 HEREOF, AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

                            WARRANT TO PURCHASE STOCK

Issuer iRobot Corporation, a Delaware corporation
Number of Shares 18,000, subject to adjustment
Class of Stock Common Stock, $ 01 par value per share
Exercise Price As set forth below
Issue Date January 30, 2003
Expiration Date January 29, 2010

      FOR THE AGREED UPON VALUE of $1.00, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, this Warrant is issued to SILICON VALLEY BANK (together with its successors and permitted assigns, "Holder") by iRobot Corporation, a Delaware corporation (the "Company").

      Subject to the terms and conditions hereinafter set forth, the Holder is entitled upon surrender of this Warrant and the duly executed subscription form annexed hereto as Appendix 1, at the office of the Company, 63 South Avenue, Burlington, Massachusetts 01803 or such other office as the Company shall notify the Holder of in writing, to purchase from the Company up to Eighteen Thousand (18,000) fully paid and non-assessable shares (the "Shares") of the Company's common stock, $ 01 par value per share ("Common Stock") at a purchase price per Share equal to the Exercise Price (as defined below). This Warrant may be exercised in whole or in part at any time and from time to time until 5.00 PM, Eastern time, on the Expiration Date set forth above, and shall be void thereafter. Until such time as this Warrant is exercised in full or expires, the Exercise Price and the Shares are subject to adjustment from time to time as hereinafter provided.

      As used herein:

      "Additional Common Shares" means all Common Stock (including reissued shares) Issued (or deemed to be issued pursuant to Section 2.5(j)) after the Issue Date. Additional Common Shares does not include, however, any Common Stock Issued in a transaction described in Sections 2.1 and 2.2 below, any Common Stock Issued upon conversion of Options and Convertible Securities outstanding as of the Issue Date, the Shares, or Options or Common Stock Issued pursuant to a stock option plan approved by the Board of Directors of the Company as an incentive to, or in a nonfinancing transaction to, employees, officers, directors, or consultants to the Company.

      "Convertible Securities" means any evidences of indebtedness, shares of stock, or other securities directly or indirectly convertible into or exchangeable for Common Stock.

      "Exercise Price" means either (a) $3.7415 (as adjusted from time to time in accordance with the provisions hereof, the "Prior Round Price"), or (b) if a Qualified Financing occurs prior to June 30, 2003, from and after the consummation of the Qualified Financing, the lesser of (i) the Prior Round Price and (ii) the Qualified Financing Price.

      "Issue" means to grant, issue, sell, assume, or fix a record date for determining persons entitled to receive, any security (including Options), whichever of the foregoing is the first to occur.

      "Option" means any right, option, or warrant to subscribe for, purchase, or otherwise acquire Common Stock or Convertible Securities.

      "Qualified Financing" means the first sale and issuance by the Company after the Issue Date of this Warrant, in a single transaction or series of related transactions, of shares of its convertible preferred stock or other senior convertible equity securities to one or more investors for financing purposes resulting in gross proceeds to the Company of at least $5,000,000.

      "Qualified Financing Price" means the lesser of (a) the lowest price per share for which shares of Qualified Financing Securities are sold or issued by the Company in connection with the Qualified Financing, and (b) if options, warrants or other rights to purchase, subscribe for or acquire Qualified Financing Securities are sold or issued by the Company in connection with the Qualified Financing, the lowest exercise, purchase, subscription or other acquisition price payable to the Company for one share of Qualified Financing Securities under any such option, warrant or other right to purchase, subscribe for or otherwise acquire shares of Qualified Financing Securities.

      "Qualified Financing Securities" means the class and/or series of convertible preferred stock or other senior equity security sold or issued by the Company in the Qualified Financing.

ARTICLE 1. EXERCISE.

            1.1. Method of Exercise. Holder may exercise this Warrant by delivering a duly executed Notice of Exercise in substantially the form attached as Appendix 1 to the principal office of the Company. Unless Holder is exercising the conversion right set forth in

Section 1.2, Holder shall also deliver to the Company a check for the aggregate Exercise Price for the Shares being purchased.

            1.2. Conversion Right. In lieu of exercising this Warrant as specified in Section 1.1, Holder may from time to time convert this Warrant, in whole or in part, into a number of Shares determined as follows:

                     X = Y (A-B)/A
          where
                     X = the number of Shares to be issued to the Holder

                     Y = the number of Shares with respect to which this Warrant is being exercised

                     A = the Fair Market Value (as determined pursuant to
                     Section 1.3 below) of one Share

                     B = the Exercise Price

            1.3. Fair Market Value.

                  1.3.1. If shares of Common Stock are traded on a nationally recognized securities exchange or over the counter market, the fair market value of one Share shall be the closing price of a share of Common Stock reported for the business day immediately preceding the date of Holder's Notice of Exercise to the Company.

                  1.3.2. If shares of Common Stock are not traded on a nationally recognized securities exchange or over the counter market, the Board of Directors of the Company shall determine the fair market value of a share of Common Stock in its reasonable good faith judgment.

            1.4. Delivery of Certrficate and New Warrant. Promptly after Holder exercises or converts this Warrant, the Company shall deliver to Holder certificates for the Shares acquired and, if this Warrant has not been fully exercised or converted and has not expired, a new Warrant representing the right to purchase the Shares not so acquired.

            1.5. Replacement of Warrants. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor.

            1.6. Assumption on Sale, Merger, or Consolidation of the
Company.

                  1.6.1. "Acquisition". For the purpose of this Warrant, "Acquisition" means any sale, transfer, exclusive license, or other disposition of all or substantially all of the assets of the Company, or any acquisition, reorganization, consolidation or merger of the Company where the holders of the Company's outstanding voting equity securities immediately prior to the transaction beneficially own less than a majority of the outstanding voting equity securities of the surviving or successor entity immediately following the transaction.

                  1.6.2. In connection with, and upon the closing of, any Acquisition (other than an Acquisition in which the consideration received by the Company's stockholders consists solely of cash), and as a condition precedent thereto, the successor or surviving entity shall assume the obligations of this Warrant, and this Warrant thereafter shall be exercisable for the same kind and amount of securities and other property as would be payable for the Shares issuable upon exercise of the unexercised portion of this Warrant as if such Shares were outstanding on the record date for the Acquisition and subsequent closing. The Exercise Price shall be adjusted such that the product of (i) the Exercise Price in effect immediately prior to the closing of such Acquisition, and (ii) the number of Shares then issuable upon exercise of this Warrant, equals the product of (i) the number of shares or other securities or property for which this Warrant shall be exercisable immediately following the closing of such Acquisition, and (ii) the Exercise Price in effect immediately following the closing of such Acquisition, and the Exercise Price and number and class of Shares shall continue to be subject to adjustment from time to time in accordance with the provisions hereof.

ARTICLE 2. ADJUSTMENTS TO THE SHARES.

            2.1. Stock Dividends, Splits, Etc. If the Company declares or pays a dividend on the outstanding shares of Common Stock, payable in Common Stock or other securities, or subdivides the outstanding Common Stock into a greater amount of Common Stock, then upon exercise of this Warrant, for each Share acquired, Holder shall receive, without cost to Holder, the total number and kind of securities to which Holder would have been entitled had Holder owned the Shares of record as of the date the dividend or subdivision occurred.

            2.2. Reclassification, Exchange or Substitution. Upon any reclassification, exchange, substitution, or other event that results in a change of the number and/or class of the securities issuable upon exercise or conversion of this Warrant, Holder shall be entitled to receive, upon exercise or conversion of this Warrant, the number and kind of securities and property that Holder would have received for the Shares if this Warrant had been exercised immediately before such reclassification, exchange, substitution, or other event. The Company or its successor shall promptly issue to Holder a new Warrant for such new securities or other property. The new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article 2 including, without limitation, adjustments to the Exercise Price and to the number of securities or property issuable upon exercise of the new Warrant. The provisions of this Section 2.2 shall similarly apply to successive reclassifications, exchanges, substitutions, or other events.

            2.3. Adjustments for Combinations, Etc. If the outstanding shares of Common Stock are combined or consolidated, by reclassification or otherwise, into a lesser number of shares, the Exercise Price shall be proportionately increased and the number of Shares shall be proportionately decreased.

            2.4. No Impairment. The Company shall not, by amendment of its Certificate of Incorporation or by-laws, or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue, or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Warrant by the Company, but shall at all times in good faith assist in carrying out of all the provisions of this Article 2 and in taking all such action as may be necessary or appropriate to protect Holder's rights under this Article against impairment.

            2.5. Adjustments for Diluting Issuances.

      (a) Weighted Average Adjustment. If the Company issues Additional Common Shares after the Issue Date and the consideration per Additional Common Share (determined pursuant to subsection (i) below) is less than the Exercise Price in effect immediately before such Issue (a "Diluting Issuance"), the Exercise Price shall be reduced, concurrently with such Issue, to a price (calculated to the nearest hundredth of a cent) determined by multiplying the Exercise Price by a fraction.

            (i) the numerator of which is the number of shares of Common Stock outstanding immediately before such Issue plus the number of shares of Common Stock that the aggregate consideration received by the Company for the Additional Common Shares would purchase at the Exercise Price in effect immediately before such Issue, and

            (ii) the denominator of which is the number of shares of Common Stock outstanding immediately before such Issue plus the number of such Additional Common Shares.

      (b) Adjustment to Number of Shares. Upon each adjustment of the Exercise Price, the number of Shares issuable upon exercise of the Warrant shall be increased to equal the quotient obtained by dividing (a) the product resulting from multiplying (i) the number of Shares issuable upon exercise of the Warrant and (ii) the Exercise Price, in each case as in effect immediately before such adjustment, by (b) the adjusted Exercise Price.

      (c) Securities Deemed Outstanding. For the purpose of this Section 2.5, all securities issuable upon exercise of any outstanding Convertible Securities or Options, warrants, or other rights to acquire securities of the Company shall be deemed to be outstanding.

      (d) No Adjustment for Issuances Following Deemed Issuances. No adjustment to the Exercise Price shall be made upon the exercise of Options or conversion of Convertible Securities.

      (e) Adjustment Following Changes in Terms of Options or Convertible Securities. If the consideration payable to, or the amount of Common Stock Issuable by, the Company increases or decreases, respectively, pursuant to the terms of any outstanding Options or Convertible Securities, the Exercise Price shall be recomputed to reflect such increase or decrease. The recomputation shall be made as of the time of the Issuance of the Options or Convertible Securities. Any changes in the Exercise Price that occurred after such Issuance because other Additional Common Shares were Issued or deemed Issued shall also be recomputed.

      (f) Recomputation Upon Expiration of Options or Convertible Securities. The Exercise Price computed upon the original Issue of any Options or Convertible Securities, and any subsequent adjustments based thereon, shall be recomputed when any Options or rights of conversion under Convertible Securities expire without having been exercised. In the case of Convertible Securities or Options for Common Stock, the Exercise Price shall be recomputed as if the only Additional Common Shares Issued were the shares of Common Stock actually Issued upon the exercise of such Securities, if any, and as if the only consideration received therefor was the consideration actually received upon the Issue, exercise or conversion of the Options or Convertible Securities. In the case of Options for Convertible Securities, the Exercise Price shall be recomputed as if the only Convertible Securities Issued were the Convertible Securities actually Issued upon the exercise thereof, if any, and as if the only consideration received therefor was the consideration actually received by the Company (determined pursuant to subsection (i)), if any, upon the Issue of the Options for the Convertible Securities.

      (g) Limit on Readjustments. No readjustment of the Exercise Price pursuant to Sections (e) or (f) shall increase the Exercise Price by more than the amount of any decrease made in respect of the Issue of any Options or Convertible Securities with respect to which such readjustment is made.

      (h) 30 Day Options. In the case of any Options that expire by their terms not more than 30 days after the date of Issue thereof, no adjustment of the Exercise Price shall be made until the expiration or exercise of such Options.

      (i) Computation of Consideration. The consideration received by the Company for the Issue of any Additional Common Shares shall be computed as follows.

            (i) Cash. shall be valued at the amount of cash received by the Company, excluding amounts paid or payable for accrued interest or accrued dividends.

            (ii) Property. Property other than cash shall be computed at the fair market value thereof at the time of the Issue as determined in good faith by the Board of Directors of the Company.

            (iii) Mixed Consideration. The consideration for Additional Common Shares Issued together with other property of the Company for consideration that covers both shall be determined in good faith by the Board of Directors.

            (iv) Options and Convertible Securities. The consideration per Additional Common Share for Options and Convertible Securities shall be determined by dividing.

                  (x) the total amount, if any, received or receivable by the Company for the Issue of the Options or Convertible Securities, plus the minimum amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Company upon exercise of the Options or conversion of the Convertible Securities, by

                  (y) the maximum amount of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) ultimately issuable upon the exercise of such Options or the conversion of such Convertible Securities.

      (j) Deemed Issuance of Additional Common Shares. The shares of Common Stock ultimately issuable upon exercise of an Option (including the shares of Common Stock ultimately issuable upon conversion or exercise of a Convertible Security issuable pursuant to an Option) are deemed to be Issued when the Option is Issued. The shares of Common Stock ultimately issuable upon conversion or exercise of a Convertible Security (other than a Convertible Security Issued pursuant to an Option) shall be deemed Issued upon Issuance of the Convertible Security. The maximum amount of Common Stock issuable is determined without regard to any future adjustments permitted under the instrument creating the Options or Convertible Securities.

            2.6. Fractional Shares. No fractional Shares shall be issuable upon exercise or conversion of the Warrant and the number of Shares to be issued shall be rounded down to the nearest whole Share. If a fractional Share interest arises upon any exercise or conversion of this Warrant, the Company shall eliminate such fractional Share interest by paying Holder an amount computed by multiplying such fractional interest by the Fair Market Value (determined in accordance with Section 1.3 above) of one Share.

            2.7. Certificate as to Adjustments. Upon each adjustment of the Exercise Price, number of Shares or class of security for which this Warrant is exercisable, the Company at its expense shall promptly compute such adjustment, and furnish Holder with a certificate of its chief financial officer setting forth such adjustment and the facts upon which such adjustment is based. The Company shall, upon written request, furnish Holder a certificate setting forth the Exercise Price, number of Shares and class of security for which this Warrant is exercisable in effect upon the date thereof and the series of adjustments leading to such Exercise Price, number of Shares and class of security.

ARTICLE 3. REPRESENTATIONS AND COVENANTS OF THE COMPANY.

            3.1. Representations and Warranties. The Company hereby represents and warrants to the Holder as follows.

                  (a) All Shares which may be issued upon the due exercise of this Warrant shall, upon issuance, be duly authorized, validly issued, fully paid and non-assessable, and free of any liens and encumbrances except for restrictions on transfer provided for herein or under applicable federal and state securities laws.

                  (b) The Company covenants that it shall at all times cause to be reserved and kept available out of its authorized and unissued shares such number of shares of its Common Stock and other securities as will be sufficient to permit the exercise in full of this Warrant and the conversion or exchange of such Common Stock into or for such other securities.

                  (c) On and as of the date hereof, (i) $3.7415 is the lowest price per share for which shares of the Company's Series D Convertible Preferred Stock, $ 01 par value per share ("Series D Stock"), have been sold or issued by the Company, and the lowest exercise or conversion price per share for which shares of Series D Stock may be purchased or acquired upon the exercise or conversion of outstanding securities exercisable or convertible by their terms for shares of Series D Stock, and (ii) the Common Stock conversion price in effect for shares of Series D Stock as determined pursuant to the Company's Certificate of Incorporation, as amended, is $3.7415.

            3.2. Notice of Certain Events. If the Company proposes at any time
(a) to declare any dividend or distribution upon its outstanding Common Stock, whether in cash, property, stock, or other securities and whether or not a regular cash dividend, (b) to offer for subscription pro rata to the holders of Common Stock any additional shares of stock of any class or series or other rights, (c) to effect any reclassification or recapitalization of any of its securities, or (d) to merge or consolidate with or into any other corporation, or sell, lease, license, or convey all or substantially all of its assets, or to liquidate, dissolve or wind up, then, in connection with each such event, the Company shall give Holder (1) at least 10 days prior written notice of the date on which a record will be taken for such dividend, distribution, or subscription rights (and specifying the date on which the holders of securities of the Company shall be entitled to receive such dividend, distribution or rights) or for determining rights to vote, if any, in respect of the matters referred to in
(c) and (d) above, and (2) in the case of the matters referred to in (c) and (d) above at least 10 days prior written notice of the date when the same will take place (and specifying the date on which the holders of securities of the Company will be entitled to exchange their securities of the Company for securities or other property deliverable upon the occurrence of such event).

            3.3. Registration Under Securities Act of 1933, as amended. The Shares issued and issuable hereunder shall have certain incidental or "piggyback" registration rights pursuant to, and as set forth in, that certain Third Amended and Restated Registration Rights Agreement dated as of August 24, 2001 among the Company and the other parties named therein (the "Registration Rights Agreement"). The Company shall execute and deliver an amendment or joinder agreement with Holder for the purpose of effecting the foregoing grant of registration rights. The Company represents and warrants to Holder that the Company's foregoing grant of registration rights and its execution, delivery and performance of the aforementioned amendment or joinder agreement (a) have been duly authorized by all necessary corporate action of the Company's Board of Directors and shareholders, (b) will not violate the Certificate or the Company's by-laws, each as amended, (c) will not violate or cause a breach or default (or an event which with the passage of time or the giving of notice or both, would constitute a breach or default) under any agreement, instrument, mortgage, deed of trust or other arrangement to which the Company is a party or by which it or any of its assets is subject or bound, and (d) do not require the approval, consent or waiver of or by any shareholder, registration rights holder or other third party which approval, consent or waiver has not been obtained as of the date of issuance of this Warrant.

ARTICLE 4. REPRESENTATIONS AND WARRANTIES OF THE HOLDER.

            4.1. Purchase for Own Account. Except for transfers to Holder's affiliates, this Warrant and the Shares to be acquired upon exercise hereof will be acquired for investment for Holder's account, not as nominee or agent, and not with a view to sale or distribution in violation of applicable federal and state securities laws.

            4.2. Investment Experience. Holder understands that the purchase of this Warrant and the Shares covered hereby involves substantial risk Holder (a) has experience as an investor in unregistered securities, (b) has sufficient knowledge and experience in financial and business affairs that it can evaluate the risks and merits of its investment in this Warrant and the Shares, and (c) can bear the economic risk of such Holder's investment in this Warrant and the Shares.

            4.3. Accredited Investor. Holder is an "accredited investor" as such term is defined in Regulation D under the Securities Act of 1933, as amended.

ARTICLE 5. MISCELLANEOUS.

            5.1. Automatic Conversion upon Expiration. In the event that, upon the Expiration Date, the Fair Market Value of one Share (or other security issuable upon the exercise hereof) as determined in accordance with Section 1.3 above is greater than the Exercise Price in effect on such date, then this Warrant shall automatically be deemed on and as of such date to be converted pursuant to
Section 1.2 above as to all Shares (or such other securities) for which it shall not previously have been exercised or converted, and the Company shall promptly deliver a certificate representing the Shares (or such other securities) issued upon such conversion to the Holder.

            5.2. Legends. This Warrant and the Shares shall be imprinted with a legend in substantially the following form.

      THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT AND LAWS OR, SUBJECT TO SECTION 5.3 OF THAT CERTAIN WARRANT TO PURCHASE STOCK ISSUED BY THE CORPORATION TO SILICON VALLEY BANK DATED AS OF 1/30/03, AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

            5.3. Compliance with Securities Laws on Transfer. This Warrant and the Shares may not be transferred or assigned in whole or in part without compliance with applicable federal and state securities laws by the transferor and the transferee (including, without limitation, the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, as reasonably requested by the Company) The Company shall not require Holder to provide an opinion of counsel if the transfer is to Silicon Valley Bancshares or other affiliate of Silicon Valley Bank.

            5.4. Transfer Procedure. Following its receipt of this executed Warrant, Silicon Valley Bank will transfer same in whole or in part to its parent corporation Silicon Valley Bancshares, and thereafter Holder and/or Silicon Valley Bancshares may, subject to Section 5.3 above, transfer all or part of this Warrant and/or the Shares at any time and from time to time by giving the Company notice of the portion of the Warrant and/or Shares being transferred setting forth the name, address and taxpayer identification number of the transferee and surrendering this Warrant to the Company for reissuance to the transferee(s) (and Holder if applicable), provided, that at all times prior to the Company's IPO, Holder shall not, without the prior written consent of the Company, transfer this Warrant (or any part hereof) or any Shares to any person who directly competes with the Company, unless such transfer is in connection with an Acquisition of the Company by any such person.

            5.5. Notices. All notices and other communications from the Company to the Holder, or vice versa, shall be deemed delivered and effective when given personally, or mailed by first-class registered or certified mail, postage prepaid, or sent via reputable overnight courier service, fee prepaid, at such address as may have been furnished to the Company or the Holder, as the case may be, in writing by the Company or such holder from time to time, but in all cases, unless instructed in writing otherwise, the Company shall deliver a copy of all notices to Holder to Silicon Valley Bank, Treasury Department, 3003 Tasman Drive, HA 200, Santa Clara, California 95054.

            5.6. Waiver. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

            5.7. Attorneys Fees. In the event of any dispute between the parties concerning the terms and provisions of this Warrant, the party prevailing in such dispute shall be entitled to collect from the other party all costs incurred in such dispute, including reasonable attorneys' fees.

            5.8. Governing Law. This Warrant shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts, without giving effect to its principles regarding conflicts of law.

            5.9. No Rights as a Shareholder. Except as specifically provided in this Warrant, Holder shall have no rights as a shareholder of the Company in respect of the Shares issuable hereunder unless and until Holder exercises this Warrant as to all or any of such Shares.

                  [REMAINDER OF PAGE LEFT BLANK INTENTIONALLY]

      IN WITNESS WHEREOF, the Company has caused this Warrant to Purchase Stock to be executed as an instrument under seal by its duly authorized representative as of the date first above written.

ATTEST                                         "COMPANY"

                                               iROBOT CORPORATION

By /s/ Colin Angle                          By /s/ Helen Greiner
   ---------------------------                 ------------------------------
Name  Colin Angle                              Name Helen Greiner
Title CEO                                      Title President

                                   APPENDIX 1

                               NOTICE OF EXERCISE

      1. The undersigned hereby elects to purchase _______ shares of the __________ stock of ___________________ pursuant to Section 1.1 of the attached Warrant, and tenders herewith payment of the Exercise Price of such shares in full.

      1. The undersigned hereby elects to convert the attached Warrant into Shares in the manner specified in Section 1.2 of the attached Warrant. This conversion is exercised with respect to __________ of shares of the _____________________ Stock of ______________.

      [Strike paragraph that does not apply]

      2. Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name as is specified below.

                       _______________________________________
                            (Name)

                       _______________________________________

                       _______________________________________
                            (Address)

      3. The undersigned represents it is acquiring the shares solely for its own account and not as a nominee for any other party and not with a view toward the resale or distribution thereof except in compliance with applicable securities laws.

                                               ________________________________
                                                    (Signature)
________________
    (Date)

                                   ASSIGNMENT

FOR VALUE RECEIVED, SILICON VALLEY BANK HEREBY SELLS, ASSIGNS AND TRANSFERS UNTO

                       NAME SILICON VALLEY BANCSHARES
                       ADDRESS 3003 TASMAN DRIVE (HA-200)
                       SANTA CLARA, CA 95054

                       TAX ID 91-1962278

THAT CERTAIN WARRANT TO PURCHASE STOCK ISSUED BY IROBOT CORPORATION (THE "COMPANY"), ON JANUARY 30, 2003 (THE "WARRANT") TOGETHER WITH ALL RIGHTS, TITLE AND INTEREST THEREIN.

                                           SILICON VALLEY BANK

                                           By /s/ Dave Reich
                                              ---------------------------

                                           Name Dave Reich

                                           Title SVP

Date 2/3/03

By its execution below, and for the benefit of the Company, Silicon Valley Bancshares makes each of the representations and warranties set forth in Article 4 of the Warrant as of the date hereof.

                                           SILICON VALLEY BANCSHARES

                                           By /s/ Paulette Mehas
                                              --------------------------
                                           Name Paulette Mehas
                                           Title Treasurer